Exhibit 99.1

STOCKHOLDERS VOTING AGREEMENT

THIS STOCKHOLDERS VOTING AGREEMENT (this “Agreement”) is made and entered into as of the __ day of January, 2005, among Renaissance Learning, Inc., a Wisconsin corporation (“Parent”), RLI Acquisition Corp., Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the undersigned stockholder (the “Stockholder”) of AlphaSmart, Inc., a Delaware corporation (the “Company”).

WHEREAS, as of the date hereof, Stockholder owns, or has the sole power to direct the voting of, the number of Shares (as defined below) set forth opposite such Stockholder’s name on Exhibit A hereto;

WHEREAS, Parent, Merger Sub, the Company and RLI Acquisition Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“LLC”), propose to enter into, simultaneously herewith, an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”; terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), providing for the merger of Merger Sub with and into the Company (the “Step One Merger”) and the merger of the Company, as the surviving corporation of the Step One Merger, with and into LLC (the “Step Two Merger,” and together with the Step One Merger, the “Mergers”), with the LLC being the ultimate surviving entity in the Mergers;

WHEREAS, Stockholder is entering into this Agreement as a material inducement and consideration to each of Parent and Merger Sub to enter into the Merger Agreement; and

WHEREAS, concurrently with the execution of this Agreement, certain other stockholders of the Company are entering into similar stockholders voting agreements.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and in the Merger Agreement, and intending to be legally bound hereby, Stockholder hereby agrees as follows:

1.

Grant of Proxy/Voting Agreement.  Stockholder, by this Agreement, with respect to his or its Shares, hereby grants an irrevocable proxy to Parent (and agrees to execute such documents or certificates evidencing such proxy as Parent may reasonably request) to vote, at any meeting of the stockholders of the Company or in any action taken by the stockholders of the Company without a meeting, all of such Stockholder’s Shares (a) in favor of the approval and adoption of the Merger Agreement and approval of the Mergers and all other transactions contemplated by the Merger Agreement and this Agreement, and (b) against any action, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) or proposal (including any Competing Proposal) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or that could result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled.  Stockholder further agrees to cause such Stockholder’s Shares to be voted in accordance with the foregoing.  This proxy is coupled with an interest and, until the Expiration Date (as defined below) is irrevocable.  Upon the execution of this Agreement by Stockholder, Stockholder hereby revokes any and all other proxies (other than the proxy granted herein) given by such Stockholder with respect to the subject matter hereof.  Stockholder acknowledges receipt and review of a copy of the Merger Agreement.  For purposes of this Agreement, “Shares” shall mean all shares of common stock, par value $.0001 per share (“Company Common Stock”), of the Company, as set forth opposite such Stockholder’s name on Exhibit A, and any and all other shares of Company Common Stock acquired by Stockholder or over which Stockholder has sole voting power after the date hereof and prior to the Effective Time.

2.

Transfer of Shares.  Stockholder agrees that except for Permitted Transfers, he or it shall not, directly or indirectly, during the period from the date of this Agreement through the Expiration Date, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing except pursuant to the Merger Agreement or pursuant to the transactions contemplated therein, (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares, or (d) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect or have the effect of preventing or disabling the Stockholder from performing his or its obligations hereunder.  Notwithstanding the foregoing, Stockholder may transfer Shares held by him or it (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the terms and conditions of this Agreement and there shall be no further transfer of such Shares except in accordance with this Agreement, or (ii) to any trust, or limited partnership, for the direct or indirect benefit of Stockholder or the immediate family of Stockholder, provided that the trustee of the trust, or the general partner of the limited partnership, as applicable, agrees to be bound in writing by the terms and conditions of this Agreement and there shall be no further transfer of such Shares except in accordance with this Agreement (each, a “Permitted Transfer”).  For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, notwithstanding the foregoing, if a Stockholder is a corporation, partnership or other entity (collectively referred to as an “Entity”), a Permitted Transfer shall include a transfer of the Shares to any (A) wholly-owned subsidiary of such Entity, (B) parent company of such Entity, or (C) member, general partner or limited partner of such Entity; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Shares subject to the terms and conditions of this Agreement and there shall be no further transfer of such Shares except in accordance with this Agreement.

3.

Information for Proxy Statement; Disclosure.  Stockholder represents and warrants to Parent and Merger Sub that none of the information relating to such Stockholder and his or its affiliates provided in writing directly by such Stockholder or his or its affiliates for inclusion in the Registration Statement in his, hers, or its capacity as a stockholder of the Company, and the Proxy Statement/Prospectus included therein, will, at the respective times the Registration Statement is declared effective and the Proxy Statement/Prospectus is first mailed to stockholders of the Company and at the time of the Seller Stockholders’ Meeting contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Stockholder authorizes and agrees to permit the Company, Parent and Merger Sub to publish and disclose in the Registration Statement, the Proxy Statement/Prospectus, and related filings under the securities laws such Stockholder’s identity and ownership of Shares and the nature of his or its commitments, arrangements and understandings under this Agreement and any other information required by Form S-4.

4.

Appraisal Rights.  Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that such Stockholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Mergers.

5.

Termination.  For purposes of this Agreement, the “Expiration Date” shall be defined as, and the obligations of Stockholder under this Agreement shall terminate upon, the earliest of (a) the Effective Time, (b) the date that the Merger Agreement is validly terminated in accordance with its terms, (c) the date that the Merger Agreement is amended pursuant to the terms thereof to reduce the Merger Consideration to be received by Stockholder, (d) upon the written consent of Stockholder and Parent, and (e) at such time as any other stockholders voting agreement entered into in connection with the Mergers is terminated.  Nothing in this Section 5 shall relieve any party of liability for any willful breach of this Agreement.

6.

Representations and Warranties of the Stockholders.  Stockholder hereby represents and warrants to Parent and Merger Sub as follows:

(a)

If such Stockholder is an entity (i) such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) such Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action, and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  If such Stockholder is an individual, such Stockholder has all necessary capacity to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general application that may affect the enforcement of rights of creditors and other obligees and by general principles of equity.

(b)

As of the date hereof and except as noted on Exhibit A hereto, such Stockholder owns of record and beneficially and has good, valid and marketable title to, free and clear of any encumbrance, proxy, voting restriction, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind, other than pursuant to this Agreement, and has the sole power to vote and full right, power and authority to sell, transfer and deliver, the number of Shares set forth opposite such Stockholder’s name on Exhibit A.

7.

Representations and Warranties of Parent and Merger Sub.  Each of Parent and Merger Sub hereby represents and warrants to Stockholder that (a) each of Parent and Merger Sub is a corporation, which is duly organized, validly existing and in good standing under the laws its jurisdiction of incorporation, (b) each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, (c) the execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent and Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, and (d) this Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by Stockholder, constitutes legal, valid and binding obligations of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general application that may affect the enforcement of rights of creditors and other obligees and by general principles of equity.

8.

Miscellaneous.

(a)

Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b)

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed given if delivered personally, mailed by United States first class or certified mail (postage prepaid, return receipt requested (for certified mail)) or telecopied (with confirmation) to the respective parties at their addresses as specified on the signature page(s) of this Agreement.  All such notices and other communications shall be deemed received (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or facsimile, (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by an internationally recognized courier service, or (iv) within five (5) business days if delivered by United States mail, but only in each case if receipt occurs on that day before 5:00 p.m. on a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.

(c)

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

(d)

This Agreement and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(e)

This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), except that Stockholder may transfer its obligations hereunder to a third party in connection with a Permitted Transfer or with the prior written consent of Parent, provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

(f)

This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(g)

The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(h)

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in or to be performed in that state.

(i)

This Agreement may be executed and delivered (including by facsimile transmission) in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(j)

From time to time, at the request of Parent, in the case of Stockholder, or at the request of Stockholder, in the case of Parent and Merger Sub, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(k)

[For Stockholders other than Summit:  Notwithstanding anything herein to the contrary, nothing herein shall affect the ability of Stockholder, who is a director of the Company, to take any action as a director of the Company permissible under the Merger Agreement or as such director may determine to be otherwise necessary to comply with his fiduciary duties as a director of the Company, whether or not such actions are consistent with the obligations of such Stockholder under this Agreement.  Stockholder is entering into this Agreement solely in his capacity as a stockholder of the Company, and not as a director of the Company.]  [For Summit:  Notwithstanding anything herein to the contrary, nothing herein shall affect the ability of any director, officer or employee of Stockholder, who is also a director of the Company, to take any action as a director of the Company permissible under the Merger Agreement or as such director may determine to be otherwise necessary to comply with his fiduciary duties as a director of the Company, whether or not such actions are consistent with the obligations of the Stockholder under this Agreement.   Stockholder is entering into this Agreement solely in its capacity as a stockholder of the Company, and not on behalf of any director, officer or employee of Stockholder who is also a director of the Company.]

(l)

Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to any Shares shall remain and belong to Stockholder, and Parent shall not have any authority to exercise any power or authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise expressly provided in this Agreement.

(m)

Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

RENAISSANCE LEARNING, INC.

Name:

John R. Hickey

Title:

President and CEO

Address:

Renaissance Learning, Inc.

2911 Peach Street

P.O. Box 8036

Wisconsin Rapids, Wisconsin  54495

Fax No.:

(715) 424-3414

RLI ACQUISITION CORP., INC.

Name:

John R. Hickey

Title:

President

Address:

RLI Acquisition Corp., Inc.

2911 Peach Street

P.O. Box 8036

Wisconsin Rapids, Wisconsin  54495

Fax No.:

(715) 424-3414

[signatures continued on next page]

SIGNATURE PAGE TO STOCKHOLDERS VOTING AGREEMENT

STOCKHOLDER:

Name:

Address:

Fax No.:

SIGNATURE PAGE TO STOCKHOLDERS VOTING AGREEMENT

EXHIBIT A

Name of Stockholder	Number of Shares of Company Common Stock Owned Beneficially and of Record